Exhibit 99.1

Dialogic Inc. Reports Fourth Quarter and Full Year 2012 Financial Results

Company elevates from Transition to Transformation

MILPITAS, Calif.—(BUSINESS WIRE)— Dialogic Inc. (Nasdaq: DLGC), the Network Fuel™ company, today announced fourth quarter and full year financial results for the period ending December 31, 2012.

Fourth Quarter 2012 Highlights

•	Total revenue was $37.9 million

•	Gross Margin was 60.6%

•	Net Loss was $4.7 million or $0.32 per share

•	Cash on hand was $6.5 million

Full Year 2012 Highlights

•	Total revenue was $160.0 million

•	Gross Margin was 57.3%

•	Net Loss was $37.8 million or $4.04 per share

GAAP Results

Revenue for the fourth quarter of 2012 was $37.9 million compared to $42.4 million in the third quarter of 2012 and $50.0 million in the fourth quarter of 2011. Gross Margin for the fourth quarter of 2012 was 60.6% compared to 61.8% in the third quarter of 2012 and 58.1% in the fourth quarter of 2011. Operating Expense for the fourth quarter of 2012 was $28.5 million compared to $26.4 million in the third quarter of 2012 and $33.9 million in the fourth quarter of 2011. Net Loss for the fourth quarter of 2012 was $4.7 million, or $0.32 per share compared to $0.3 million, or $0.03 per share, in the third quarter of 2012 and $9.2 million, or $1.46 per share, in the fourth quarter of 2011. Cash on hand for the fourth quarter of 2012 was $6.5 million compared to $2.7 million in the third quarter of 2012 and $10.4 million in the fourth quarter of 2011.

Revenue for full year 2012 was $160.0 million compared to $198.1 million in 2011. Gross Margin for 2012 was 57.3% compared to 58.4% in 2011. Operating Expense for 2012 was $122.5 million compared to $152.0 million in 2011. Net Loss for 2012 was $37.8 million, or $4.04 per share, compared to a net loss of $54.8 million in 2011, or $8.75 per share.

Non-GAAP Results

Total Revenue for the fourth quarter of 2012 was $39.1 million compared to $42.5 million in the third quarter of 2012 and $50.4 million in the fourth quarter of 2011. Gross Margin for the fourth quarter of 2012 was 64.5% compared to 65.3% in the third quarter of 2012 and 65.8% in the fourth quarter of

2011. Operating Expense for the fourth quarter of 2012 was $23.8 million compared to $23.9 million in the third quarter of 2012 and $28.8 million in the fourth quarter of 2011. Adjusted EBITDA for the fourth quarter of 2012 was $1.4 million compared to $3.8 million in the third quarter of 2012 and $4.4 million in the fourth quarter of 2011.

Total Revenue for 2012 was $162.4 million compared to $203.0 million in 2011. Gross Margin for 2012 was 65.0% compared to 64.0% in 2011. Operating Expense for 2012 was $104.7 million compared to $127.5 million in 2011. Adjusted EBITDA for 2012 was $0.8 million compared to $2.4 million in 2011.

Restructuring:

In December 2012, the company initiated a plan to further streamline operations and reduce operating costs, including specific workforce reductions. In the fourth quarter of 2012, the company recorded $2.3 million for severance and related charges for workforce reductions that were implemented in the first quarter of 2013. In total, the Company recorded $5.8 million for severance and related charges for the full year 2012.

Quote

“Throughout 2012 we focused on transitional activities including operational, organizational, and financial initiatives that significantly improved the health of the company,” said Kevin Cook, President and CEO. “We successfully realigned our product organization to focus on our most promising solutions, evolved the talent on our senior management team and Board of Directors, eliminated $22.8 million in operating expenses year over year and restructured our long-term debt.”

“Dialogic is now in a transformational phase and we have positioned the company favorably for 2013 and beyond. Core to our strategy is Network Fuel™, a go-to-market approach that elevates the performance of service provider networks and application platforms and enables these customers to offer a dynamic subscriber experience including video, voice, data — and whatever’s next,” added Cook.

Conference Call Details:

Date: March 21, 2013

Time: 4:30pm EST

Dial-in number: 800.860.2442

International callers: 412.858.4600

Live Webcast: investor.dialogic.com

Replay Information:

A replay of the webcast will be accessible from the “Investor Relations” section of the Dialogic website. A telephonic replay of the conference call will be available one hour after the call and will run for 30 days. Parties in the United States should call 1-877-344-7529 and enter passcode 10026340#. International parties should call +1-412-317-0088 and enter passcode 10026340#.

About Dialogic:

Dialogic (Nasdaq: DLGC), the Network Fuel™ company, inspires the world’s leading service providers and application developers to elevate the performance of media-rich communications across the most advanced networks. We boost the reliability of any-to-any network connections, supercharge the impact of applications and amplify the capacity of congested networks. Forty-eight of the world’s top 50 mobile operators and nearly 3,000 application developers rely on Dialogic to redefine the possible and exceed user expectations.

For more information on Dialogic and the communications solutions energized by our technology, visit www.dialogic.com and www.dialogic.com/en/showcase. Also, visit our social media newsroom for the latest news, videos and blog posts.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our ability to continue to achieve operational, organizational and financial savings through initiatives already in process or which may be put in process, generate positive cash flow and support continued revenue growth, the potential market for and market acceptance of our products, industry and competitive market conditions, gross margin expansion, creating new revenue opportunities, reducing operating expenses and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Quarterly Report on Form 10-Q for the period ended September 30, 2012, as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic is a registered trademark and Network Fuel is a trademark of Dialogic Inc. or a subsidiary. (DLGC-IR)

GAAP Financial Tables

Dialogic Inc.

Consolidated Statements of Operations (GAAP)

(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenue:
Products	$28,980	$38,660	$121,229	$157,088
Services	8,932	11,352	38,740	40,996
Total revenue	37,912	50,012	159,969	198,084

Cost of revenue:
Products	10,483	15,753	48,521	60,990
Services	4,445	5,207	19,712	21,422

Total cost of revenue	14,928	20,960	68,233	82,412

Gross profit	22,984	29,052	91,736	115,672

Operating expenses:
Research and development, net	9,326	12,300	42,785	54,562
Sales and marketing	9,521	12,464	41,456	54,293
General and administrative	7,414	8,369	31,180	35,921
Restructuring charges	2,270	793	7,030	7,214

Total operating expenses	28,531	33,926	122,451	151,990

Loss from operations	(5,547)	(4,874)	(30,715)	(36,318)
Other income (expense):
Interest and other income (expense), net	85	76	180	73
Interest expense	(1,894)	(4,789)	(10,730)	(18,016)
Change in fair value of warrants	2,932	—	5,086	—
Foreign exchange loss, net	(331)	118	(1,378)	(266)

Total other income (expense), net	792	(4,595)	(6,842)	(18,209)

Loss before provision (benefit) for income taxes	(4,755)	(9,469)	(37,557)	(54,527)
Income tax (benefit) provision	(91)	(306)	213	282

Net loss	$(4,664)	$(9,163)	$(37,770)	$(54,809)

Net loss per share—basic and diluted	$(0.32)	$(1.46)	$(4.04)	$(8.75)
Weighted average shares of common stock used in calculation of net loss per share—basic and diluted	14,409	6,289	9,341	6,265

Dialogic Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$6,501	$10,353
Restricted cash	900	1,497
Accounts receivable, net of allowance of $1,217 and $3,622, respectively	34,248	47,460
Inventory	8,306	20,127
Prepaid expenses	4,639	3,580
Other current assets	4,354	5,577

Total current assets	58,948	88,594
Property and equipment, net	5,978	7,947
Intangible assets, net	25,089	33,267
Goodwill	31,223	31,223
Other assets	2,147	2,311

Total assets	$123,385	$163,342

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$16,994	$21,569
Accrued liabilities	21,270	22,449
Deferred revenue, current portion	12,742	14,872
Bank indebtedness	11,717	12,509
Income taxes payable	1,007	1,665
Interest payable, related parties	—	3,452

Total current liabilities	63,730	76,516
Long-term debt, related parties, net of discount	66,536	94,675
Warrants	1,985	—
Other long-term liabilities	8,978	7,587

Total liabilities	141,229	178,778

Commitments and contingencies Preferred stock, $0.001 par value: Authorized—10,000,000 shares; Issued and outstanding—1 share	—	—
Stockholders' deficit:
Common stock, $0.001 par value:
Authorized—200,000,000 shares; Issued and outstanding 14,415,652 and 6,295,230 shares, respectively	14	6
Additional paid-in capital	257,658	222,087
Accumulated other comprehensive loss	(22,423)	(22,206)
Accumulated deficit	(253,093)	(215,323)

Total stockholders' deficit	(17,844)	(15,436)

Total liabilities and stockholders' deficit	$123,385	$163,342

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP Adjusted EBITDA is useful to investors,

because it reflects the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to fund operating activities, service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation, as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of GAAP financial measures to non-GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, income taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA, plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA and also restructuring and integration costs, product rationalization, non-cash stock compensation expense, purchase accounting adjustments, SEC inquiry expenses and other income (expense) items, which includes the change in the fair value of warrants and foreign exchange gain (loss). Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Non-GAAP Financial Tables

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended December 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Adjusted EBITDA
Revenue:
Products	$28,980	—	—	—	—	73	—	737	$29,790
Services	8,932	—	—	—	—	149	—	200	9,281
Cost of revenue:
Products	10,483	(1,016)	—	—	(61)	—	—	—	9,406
Services	4,445	—	—	—	—	—	—	—	4,445
Operating expenses:
Research and development, net	9,326	(303)	—	—	(130)	—	—	—	8,893
Sales and marketing	9,521	(620)	—	—	(157)	—	—	—	8,744
General and administrative	7,414	(358)	(352)	—	(245)	(60)	(232)	—	6,167
Restructuring charges	2,270	—	(2,270)	—	—	—	—	—	—
Total other income (expense), net	792	—	—	—	—	—	—	(792)	—
Income tax benefit	(91)	—	—	—	—	—	—	91	—

Net (loss) income	$(4,664)	2,297	2,622	—	593	282	232	54	$1,416

Net (loss) income per share—basic and diluted	$(0.32)								$0.10
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	14,409								14,409

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$38,660	—	—	—	—	144	—	—	$38,804
Services	11,352	—	—	—	—	281	—	—	11,633
Cost of revenue:
Products	15,753	(2,096)	—	—	(79)	(18)	—	(1,500)	12,060
Services	5,207	—	—	—	—	—	—	—	5,207
Operating expenses:
Research and development, net	12,300	(376)	—	—	(199)	—	—	—	11,725
Sales and marketing	12,464	(1,270)	—	—	(196)	—	—	—	10,998
General and administrative	8,369	(776)	(175)	—	(225)	—	(1,147)	—	6,046
Restructuring charges	793	—	(793)	—	—	—	—	—	—
Total other expense, net	(4,595)	—	—	—	—	—	—	4,595	—
Income tax benefit	(306)	—	—	—	—	—	—	306	—

Net (loss) income	$(9,163)	4,518	968	—	699	443	1,147	5,789	$4,401

Net (loss) income per share—basic and diluted	$(1.46)								$0.70
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	6,289								6,289

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Three Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$32,140	—	—	—	—	165	—	—	$32,305
Services	10,251	—	—	—	—	(77)	—	—	10,174
Cost of revenue:
Products	11,070	(1,226)	—	(516)	(86)	371	—	—	9,613
Services	5,118		—	—	—	—	—	—	5,118
Operating expenses:
Research and development, net	9,266	(324)	4	—	(146)	73	—	—	8,872
Sales and marketing	9,261	(471)	19	—	(175)	6	—	—	8,641
General and administrative	7,375	(269)	(486)	—	(238)	69	(64)	—	6,387
Restructuring charges	457	—	(457)	—	—	—	—	—	—
Total other expense, net	(78)	—	—	—	—	—	—	78	—
Income tax provision	56	—	—	—	—	—	—	(56)	—

Net (loss) income	$(290)	2,290	920	516	645	(431)	64	134	$3,848

Net (loss) income per share—basic and diluted	$(0.03)								$0.38
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	10,229								10,229

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Twelve Months Ended December 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$121,229	—	—	—	—	507	—	737	$122,473
Services	38,740	—	—	—	—	976	—	200	39,916
Cost of revenue:
Products	48,521	(5,860)	—	(5,337)	(210)	156	—	—	37,270
Services	19,712	—	—	—	(95)	—	—	—	19,617
Operating expenses:
Research and development, net	42,785	(1,409)	4	—	(636)	73	—	—	40,816
Sales and marketing	41,456	(2,739)	19	—	(708)	6	—	—	38,035
General and administrative	31,180	(1,494)	(2,550)	—	(840)	9	(475)	—	25,830
Restructuring charges	7,030	—	(7,030)	—	—	—	—	—	—
Total other expense, net	(6,842)	—	—	—	—	—	—	6,842	—
Income tax provision	213	—	—	—	—	—	—	(213)	—

Net (loss) income	$(37,770)	11,502	9,557	5,337	2,489	1,239	475	7,992	$821

Net (loss) income per share—basic and diluted	$(4.04)								$0.09
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	9,341								9,341

Dialogic Inc.

Reconciliation of Condensed Consolidated Statement of Operations to Adjusted EBITDA Results

Twelve Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Depreciation and Amortization	Restructuring and Integration Costs	Product Rationalization	Stock-based Compensation Expense	Purchase Accounting Adjustments	SEC Inquiry	Other Adjustments	Non-GAAP
Revenue:
Products	$157,088	—	—	—	—	2,808	—	—	$159,896
Services	40,996	—	—	—	—	2,082	—	—	43,078
Cost of revenue:
Products	60,990	(8,568)	—	—	(261)	1,110	—	(1,500)	51,771
Services	21,422	—	(25)	—	(63)	—	—	—	21,334
Operating expenses:
Research and development, net	54,562	(1,674)	(65)	—	(764)	—	—	—	52,059
Sales and marketing	54,293	(5,158)	(21)	—	(971)	(389)	—	—	47,754
General and administrative	35,921	(3,180)	(461)	—	(968)	—	(3,673)	—	27,639
Restructuring charges	7,214	—	(7,214)	—	—	—	—	—	—
Total other expense, net	(18,209)	—	—	—	—	—	—	18,209	—
Income tax provision	282	—	—	—	—	—	—	(282)	—

Net (loss) income	$(54,809)	18,580	7,786	—	3,027	4,169	3,673	19,991	$2,417

Net (loss) income per share—basic and diluted	$(8.75)								$0.39
Weighted average shares of common stock used in calculation of net (loss) income per share—basic and diluted	6,265								6,265

Investor Relations:

Dialogic Inc.

Andrew Goldberg, 973-967-6425

Senior Vice President, Marketing & Strategy

Andrew.Goldberg@dialogic.com

Source: Dialogic Inc.